EXHIBIT 4.1

        COMMON STOCK                                            COMMON STOCK

           NUMBER                                                  SHARES

           MN 4000

INCORPORATED UNDER THE LAWS OF                                SEE REVERSE FOR
     THE STATE OF FLORIDA                                   CERTAIN DEFINITIONS


    THIS IS TO CERTIFY THAT                                 CUSIP 566605 10 1








    is the owner of


         FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.001
                          EACH OF THE COMMON STOCK OF

========================== MARGO NURSERY FARMS, INC. ===========================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and all amendments thereof to all of which the holder by the acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

         Dated



    /S/ MARGARET D. SPECTOR                         /S/ MICHAEL J. SPECTOR
                       SECRETARY                                       PRESIDENT

                                     [SEAL]


[NAME CHANGED TO MARGO CARIBE, INC.]        [STATE OF INCORPORATION CHANGED TO
                                             COMMONWEALTH OF PUERTO RICO]

                            MARGO NURSERY FARMS INC.


   The following abbreviations, when used in the inscriptions on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

   TEN COM  - as tenants in common               UNIF GIFT MIN ACT-..........Custodian..........
   TEN ENT  - as tenants by the entireties                          (Cust)            (Minor)
    JT TEN  - as joint tenants with right of                       under Uniform Gifts to Minors
              survivorship and not as tenants                      Act.............
              in common                                                 (State)


    Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, ____________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------



--------------------------------------------------------------------------------
                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                        INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLE CONSTITUTE AND APPOINT

------------------------------------------------------------------------ATTORNEY
TO TRANSFER SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED_______________________________


                        X_______________________________________________________


                        ________________________________________________________
                                THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                        NOTICE: WHATEVER.




IMPORTANT: SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A COMMERCIAL BANK OR A TRUST COMPANY.